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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 22, 2008

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On September 22, 2008, SmartGlass International Ltd. (SGI), a licensee of Research Frontiers Inc., announced in a press release that its SPD-SmartGlass architectural window product won the Most Innovative Product Award at the 100% Detail Show in London, England.

After explaininf how SPD-Smart windows work, and discussing its use as a sustainable building technology that gives architects, developers and building operators substantial daylighting and other benefits because of its ability to precisely regulate the passage of light, glare and heat through windows, SGI also noted that as a dynamic glazing system, SPD-SmartGlass offers users unprecedented control over their environment and view preservation and interior shading, all at the touch of a button and while blocking more than 99% of harmful UV light.
..

"Winning the Most Innovative Product Award with our SPD-SmartGlass products caps a tremendously successful week for SmartGlass International at 100% Detail," said Alan Saxby, UK Sales Manager of SmartGlass International. "We opened the week by announcing our stand; T28 would feature several SPD-SmartGlass windows and that we recently had completed an SPD-SmartGlass rooflight installation in London. We then learned that our SPD-SmartGlass product was a finalist for the Most Innovative Product Award. The show itself was very well-attended, particularly by architects from large practices throughout Europe, middle east and far east, and interest in our SPD-SmartGlass as a sustainable building technology was particularly strong. This gave us opportunities with architects and potential end-users, many of whom had specific projects in mind, with one strong enquiry for in excess of 5,000 m2 of SPD-SmartGlass. Of course, the week's success was capped by our winning the award which we see as a further strengthening of the SmartGlass International brand."

SmartGlass International's press release is included herewith as an exhibit.

The press release may include statements that may constitute "forward-looking" statements as referenced in the Private
Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of the press release.


The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1  SmartGlass International Press Release dated September 22, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President

Dated: September 22, 2008